SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     Of the Securities Exchange Act of 1934


Filed by the registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement
     [ ] Confidential,  for Use of the Commission Only (as permitted by Rule
          14a-6(e) 2 )
     [x]  Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a) - 12


                            The Quigley Corporation
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


     Payment of filing fee (check the appropriate box):

     [ ] $125 per  Exchange  Act Rule  0-11(c)  (1) (ii),  14a-6 (i) (1), or
          14a-6 (i) (2) or Item 22 (a) (2) of Schedule 14A.

     [ ] $500 per each party to the  controversy  pursuant to  Exchange  Act
          Rule 14a-6 (I) (3).

     [ ] Fee Computed on table below per Exchange Act Rules 14a-6 (i) (4) and 0-11. (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
          filing  fee  is   calculated   and  state  how  it  was   determined:
--------------------------------------------------------------------------------


     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as  provided by Exchange
         Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

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                                      -2-

                            THE QUIGLEY CORPORATION
                               Landmark Building
                            10 South Clinton Street
                                 P. O. Box 1349
                              Doylestown, PA 18901
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             to be held May 8, 1998
                             ----------------------


TO THE STOCKHOLDERS OF THE QUIGLEY CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THE QUIGLEY CORPORATION, a NEVADA Corporation (the "Company") will be held at Aldie Mansion, 85 Old Dublin Pike, Doylestown, PA 18901 on Friday, May 8, 1998, at 4:00 P.M., local time, for the following purposes:

     (i) To elect a Board of Directors to serve for the ensuing year and until their respective successors have been duly elected and qualified.

     (ii) To approve the adoption of the 1997 Stock Option Plan.

     (iii)To ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the year ending December 31, 1998.

     (iv) To transact such other business as may properly come before the meeting and any adjournments thereof.

Only stockholders of record at the close of business on March 16, 1998 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy, or a written notice of revocation with the Secretary of the Company, or by voting in person at the meeting. If a stockholder is not attending the meeting, any proxy or notice should be returned in time for receipt no later that the close of business on the day preceding the meeting.

DUE TO LIMITED SEATING CAPACITY, ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER STOCKHOLDER OF RECORD. IF YOUR SHARES ARE HELD BY A BANK OR BROKER, YOU MUST BRING TO THE MEETING YOUR BANK OR BROKER'S STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF THE QUIGLEY CORPORATION STOCK.


                                        By Order of the Board of Directors

                                        /S/ ERIC H. KAYTES
                                        ------------------
                                        ERIC H. KAYTES, Secretary

Doylestown, PA
April 8, 1998

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED , WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            THE QUIGLEY CORPORATION
                               Landmark Building
                            10 South Clinton Street
                                 P. O. Box 1349
                              Doylestown, PA 18901
                              --------------------

                                PROXY STATEMENT
                                ---------------

                                 April 8, 1998

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Quigley Corporation, (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at Aldie Mansion, 85 Old Dublin Pike, Doylestown, PA 18901, on Friday, May 8, 1998 at 4.00 P.M., local time, and any adjournments thereof (the "Meeting").

The principal executive offices of the Company are located at the Landmark Building, 10 South Clinton Street, P.O. Box 1349, Doylestown, Pennsylvania 18901. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is April 8, 1998.

At the Meeting, the following proposals will be presented to the Stockholders for approval:

     (i) To elect a Board of Directors to serve for the ensuing year and until their respective successors have been duly elected and qualified.

     (ii) To approve the adoption of the 1997 Stock Option Plan.

     (iii)To ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the year ending December 31, 1998.

     (iv) To transact such other business as may properly come before the meeting and any adjournments thereof.

DUE TO LIMITED SEATING CAPACITY, ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER STOCKHOLDER OF RECORD. IF YOUR SHARES ARE HELD BY A BANK OR BROKER, YOU MUST BRING TO THE MEETING YOUR BANK OR BROKER'S STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF THE QUIGLEY CORPORATION STOCK.

                          RECORD AND VOTING SECURITIES
                          ----------------------------

Only stockholders of record at the close of business on March 16, 1998 will be entitled to notice of and to vote at the Meeting. At the close of business on such record date, the Company had 13,427,996 shares of Common Stock, par value $.0005 per share (the "Common Stock") outstanding and entitled to vote at the Meeting. Each outstanding share of Common Stock is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the outstanding shares of Common Stock present in person or by Proxy is required for a quorum.

                           PROXIES AND VOTING RIGHTS
                           -------------------------

Shares of Common Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no instructions are contained in a Proxy, the shares of Common Stock represented thereby will be voted (i) for election as directors of the persons who have been nominated by the Board of Directors, (ii) for approval of the Company's 1997 Stock Option Plan, (iii) for ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the year ending December 31, 1998, and (iv) upon any other matter that may properly be brought before the Meeting, in accordance with the judgment of the person or persons voting the Proxy. The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter by written notice of revocation given to the Secretary of the Company prior to the vote to be taken at the Meeting, by execution of a subsequent Proxy that is presented at the Meeting, or by voting in person at the Meeting, in any such case, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. Broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. Proxies marked as abstaining with respect to the proposals to adopt the 1997 Stock Option Plan and to ratify the appointment of independent auditors will have no on the vote for such proposals except, the extent the number of abstentions causes the number of shares voted for the proposals not to exceed a majority of the quorum required for the Meeting.


                  ANNUAL REPORT PROVIDED WITH PROXY STATEMENT
                  -------------------------------------------

The Company's Annual Report containing audited financial statements of the Company for the year ended December 31, 1997, are being mailed together with this proxy statement to all stockholders entitled to vote.


                               SECURITY OWNERSHIP
                               ------------------

The following table sets forth information concerning ownership of the Company's Common Stock as of March 16, 1998 by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock, each director and executive officer and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the address of each person or entity listed below is the Company's principal executive office.

     Five percent stockholders, directors,       Common Stock
         and all  executive officers             Beneficially       Percent of
          and Directors as a group              Owned  (1) (2)         Class
    ----------------------------------------------------------------------------

    GUY J. QUIGLEY (3) (4) (5)                     3,801,854            26.1


    CHARLES A. PHILLIPS (3) (4) (6)                1,482,992            10.6


    GEORGE J. LONGO (3) (4) (7)                      125,000              .9


    ERIC H. KAYTES (3) (4) (8)                       402,992             3.0


    GURNEY P. SLOAN, JR., ESQUIRE (3) (9)                500              -

    JACQUELINE F. LEWIS (3) (10)                         -                -

    ALL DIRECTORS AND OFFICERS (11)                5,813,338            37.6
    (Six Persons)

    William J. Reilly, Esquire (12)                  824,033             6.1

(1) Common Stock was split on a two-for-one basis for stockholders of record on January 15, 1997.

(2) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act ("Rule 13d-3") and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3 and includes options of other rights to subscribe which are exercisable within sixty (60) days of March 16, 1998.

(3)  Director of the Company
(4)  Officer of the Company
(5) Mr. Quigley's beneficial ownership includes warrants exercisable within sixty (60) days from March 16, 1998, to purchase 715,000 shares of Common Stock, 400,000 warrants beneficially owned by Mr. Quigley's wife and an aggregate of 380,000 shares beneficially owned by members of Mr. Quigley's immediate family.
(6) Mr. Phillip's beneficial ownership includes warrants exercisable within sixty (60) days from March 16, 1998, to purchase 610,000 shares of Common Stock.
(7) Mr. Longo's beneficial ownership includes warrants exercisable within sixty (60) days from March 16, 1998, to purchase 125,000 shares of Common Stock.
(8) Mr. Kaytes's beneficial ownership includes warrants exercisable within sixty (60) days from March 16, 1998, to purchase 170,000 shares of Common Stock.
(9)  Mr. Sloan's address is 610 Lewis Drive, Suite 303, Warminister, PA 18974.
(10) Ms. Lewis's address is 3805 Old Easton Road, Doylestown, PA 18901.
(11) There are 2,020,000 shares of common stock underlying these unexercised warrants.
(12) Mr. Reilly's beneficial ownership includes warrants exercisable within sixty (60) days from March 16, 1998, to purchase 125,000 shares of Common Stock, and an aggregate of 225,000 shares beneficially owned by members of Mr. Reilly's immediate family, or trusts controlled by an immediate family member. Mr. Reilly's address is 396 Broadway, Suite 1001, New York, NY 10013.

                       COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS
                       ---------------------------------

Executive Compensation
----------------------

The following table provides summary information concerning cash and certain other compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose compensation exceeded $100,000 during the year ended December 31, 1997, three months ended December 31, 1996 (5), and years ended September 30, 1996 and 1995:


                                                              SUMMARY COMPENSATION TABLE
                                                              --------------------------


                                                Annual Compensation                    Long-Term Compensation
                                          --------------------------------    ---------------------------------------
                                                               Other Annual     Restricted
Name and Principal Position                Salary    Bonus     Compensation       Stock      Options     All  Other
                               Year         (1)       (2)          (3)            Award         (4)      Compensation
                                             $         $            $               $            $            $
------------------------------ ---------- --------- ---------  ------------    -----------  ----------   ------------
Guy J. Quigley                 1997        250,000   437,500   2,546,262                    240,000
  Chairman of the              1996 (5)     21,450               121,931                     75,000
  Board, President,            1996        125,000                                          500,000
  Chief Executive Officer      1995         62,400

Charles A. Phillips            1997        175,000   306,250     847,990                    185,000
  Executive Vice               1996 (5)     21,450                40,644                     75,000
  President, Chief             1996         85,000                                          450,000
  Operating Officer            1995         38,050

George J. Longo                1997        150,000   262,500                                200,000
  Vice President,              1996 (5)                                                      50,000
  Chief Financial Officer      1996
                               1995

Eric H. Kaytes                 1997        100,000   175,000                                135,000
  Vice President, MIS,         1996 (5)     11,532                                           25,000
  Secretary-Treasurer,         1996         11,300                                          110,000
  Chief Information Officer    1995


     (1)  Compensation paid pursuant to employee agreements.
     (2) Bonus's paid pursuant to the Company attaining specified sales and net income goals.
     (3) Additional payments, including founder's royalties at 3.75% of sales less certain deductions for Mr. Quigley, and founder's royalties at 1.25% of sales less certain deductions for Mr. Phillips.
     (4) Includes options issued pursuant to the 1997 Stock Option Plan in amounts of 100,000, 100,000, 125,000 and 100,000 for Messrs. Quigley,
          Phillips, Longo, and Kaytes, respectively. Such options are subject to stockholder approval of the 1997 Stock Option Plan.
     (5)  Represents interim three month period ended December 31, 1996.
     (6) The value of personal benefits for the executive officers of the Company during 1997 that might be attributable to management as executive fringe benefits, such as vehicles can not be specifically or precisely determined; however, it would not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for any individual named above.

Compensation Pursuant to Plans
------------------------------

The Company maintains neither a pension nor a profit-sharing plan. In November 1994, the Company established an Incentive Stock Option Plan for Employees, Consultants and Advisors, however no Options pursuant to such Plan have been granted to Directors or Executive Officers.

Other Compensation
------------------

The Company, since its inception, has granted to its Officers, Directors and Employees, Common Stock Purchase Warrants as additional non-cash compensation. As of December 31, 1997, Officers and Directors of the Company have been issued an aggregate of 2,020,000 warrants and options to purchase shares of the Company's Common Stock at various exercise prices. The following table sets forth certain information regarding (i) warrants and stock option grants made to officers of the Company during the year ended December 31, 1997 and (ii) unexercised warrants and stock options held by officers of the Company as of December 31, 1997. No warrants or stock options were exercised by such officers during the year ended December 31, 1997.


                               OPTION GRANTS IN 1997 AND 1997 YEAR END OPTION VALUES
                               -----------------------------------------------------

                                                                                           Value of
                                         Percent of                                       Unexercised
                         Number of       Total Options     Number of                     In-the Money
                         Securities      Granted to        Securities                    Options at
    Name                 Underlying      Employees         Underlying       Exercise      Year End
                          Options         in Fiscal        Unexercised       or Base      $14.71875
                         Granted (1)        Year             Options        Price ($)   per share ($)
------------------------------------------------------------------------------------------------------
Guy J. Quigley           240,000            28.4             100,000           (1)            -
                                                             140,000        10.00 (2)       660,625
                                                              75,000         2.50 (3)       916,406
                                                             300,000         1.75 (4)     3,890,625
                                                             200,000          .50 (5)     2,843,750

Charles A. Phillips      185,000            21.9             100,000           (1)              -
                                                              85,000        10.00 (2)      401,094
                                                              75,000         2.50 (3)      916,406
                                                             300,000         1.75 (4)    3,890,625
                                                             150,000          .50 (5)    2,132,812

George J. Longo           200,000           23.7             125,000           (1)              -
                                                              75,000        10.00 (2)      353,906
                                                              50,000         2.50 (3)      610,938

Eric H. Kaytes            135,000           16.0             100,000           (1)              -
                                                              35,000        10.00 (2)      165,156
                                                              25,000         2.50 (3)      305,469
                                                              50,000         1.75 (4)      648,438
                                                              60,000          .50 (5)      853,125


(1) Options are exercisable at $17.50 per share for incentive stock options, and $15.00 per share for non-qualified stock options granted on December 2, 1997. These options are subject to stockholder approval of the 1997 Stock Option Plan.
(2)  Warrants granted May 1997, and expires May 2002.
(3)  Warrants granted November 1996, and expires November 2001.
(4)  Warrants granted July 1996, and expires June 2001.
(5)  Warrants granted December 1995, and expires December 2000.

Royalty and Employment Agreements
---------------------------------

The Cold-Eeze(R) product is manufactured for the Company by an independent manufacturer and marketed by the Company in accordance with the terms of the licensing agreement (between the Company and Godfrey Science & Design, Inc. and John C. Godfrey, Ph.D; hereinafter "Dr. Godfrey"). The contract is assignable by the Company with Dr. Godfrey's consent. Throughout the duration of the agreement Dr. Godfrey is to receive a three percent (3%) royalty on the gross sales of the Company's Cold-Eeze(R) lozenge following the receipt by the Company of payment upon such sales, less certain deductions.

A separate consulting agreement between the parties referred to directly above was similarly entered into on May 4, 1992 whereby Dr. John C. Godfrey and Dr. Nancy J. Godfrey are to receive a consulting fee of two percent (2%) of gross sales of the lozenge by the Company, less certain deductions, for their consulting services to the Company with respect to such product.

Pursuant to the license agreement entered into between the Company and George Eby Research, the Company pays a royalty fee. Throughout the duration of the agreement, George Eby of George Eby Research, is to receive a three percent (3%) royalty on the gross sales of the Company's Cold-Eeze(R) lozenge following the receipt by the Company of payment upon such sales, less certain deductions.

An employment agreement between the Company and Guy J. Quigley was entered into on June 1, 1995, whereby Guy J. Quigley is employed as the Chief Executive Officer of the Company for a term ending on May 31, 2005. In addition to compensation for services as an officer of the Company, Mr. Quigley is entitled to receive a royalty of five percent (5%) of gross sales of the Company's Cold-Eeze(R) lozenge following the receipt by the Company of payment upon such sales, less certain deductions, for the term of said agreement. Upon the termination of the contract for any reason, Mr. Quigley is entitled to the remainder of his compensation owed him through May 31, 2005.

An employment agreement between the Company and Charles A. Phillips was entered into on June 1, 1995, whereby Charles A. Phillips is employed as the Executive Vice President and Chief Operating Officer of the Company for a term ending on May 31, 2005. In addition to compensation for services as an officer of the Company, Mr. Phillips is entitled to receive twenty five percent (25%) of the royalty received by Guy J. Quigley, either directly from Guy J. Quigley or, if requested, directly from the Company. Should Mr. Phillips make such a request upon the Company, the amount owed to him would be deducted from any royalties due Guy J. Quigley. Upon the termination of the contract for any reason, Mr. Phillips is entitled to the remainder of his compensation owed him through May 31, 2005.

George J. Longo is employed as the Chief Financial Officer of the Company pursuant to an employment agreement dated November 5, 1996, for a term ending on December 31, 2001. The agreement provides for a base salary of $150,000, or such greater amount, as the Board of Directors may from time to time determine, with annual increases over the prior year's base salary. In the event of his disability, Mr. Longo is to receive the full amount of his base salary for eighteen months. Upon a change of control of the Company, Mr. Longo is entitled to receive severance compensation equal to forty-eight months of his compensation. Upon early termination by the Company without cause (as defined in the agreement), the Company is required to pay Mr. Longo the remainder of the salary owed him through December 31, 2001.

The Company entered into an employment agreement dated as of January 1, 1997, with Eric H. Kaytes on terms substantially similar to those of George J. Longo's employment agreement for a term ending on December 31, 2001.

Mr. Kaytes's agreement provides for his employment by the Company as its Chief Information Officer at a base salary of $100,000, or such greater amount, as the Board of Directors may from time to time determine, with annual increases over the prior year's base salary. Mr. Kaytes is entitled to receive severance compensation equal to twelve months of his compensation upon a change of control of the Company. Upon early termination by the Company without cause (as defined in the agreement), the Company is required to pay Mr. Kaytes the remainder of the salary owed him through December 31, 2001.


   REPORTS ABOUT OWNERSHIP OF THE COMPANY'S COMMON STOCK AND COMPLIANCE WITH
           SECTION 16 (a) OF THE SECURITIES AND EXCHANGE ACT OF 1934
           ---------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission (the "Commission"). Officers, directors and greater than ten-percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

Each of Messrs. Quigley, Phillips, Longo and Kaytes failed to file on a timely basis an annual statement of changes in beneficial ownership of securities for fiscal 1997 as required by Section 16(a). Each of such persons have subsequently reported all reportable transactions to the Commission on a Form
5. In addition, Mr. Sloan and Ms. Lewis failed to file on a timely basis an initial statement of beneficial ownership within ten days of being elected as directors of the Company in December 1997. Each of such individuals have subsequently filed a Form 3 with the Commission indicating that they hold 500, and zero shares respectively, of the Company's Common Stock and no options to purchase shares of the Company's Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

For the year ended December 31, 1997, three months ended December 31, 1996 and year ended September 30, 1996, $3,394,252, $162,575, and $0, respectively, were made as payments under royalty agreements between the Company and Guy J. Quigley and Charles A. Phillips, who share a royalty of 5% of gross sales after certain adjustments. Compensated legal services to William J. Reilly, Esquire, a principal security holder, amounted to $25,000, $35,000 and $263,500, respectively.


               PROPOSALS TO BE SUBMITTED FOR STOCKHOLDER APPROVAL
               --------------------------------------------------

Proposal 1.  ELECTION OF A BOARD OF DIRECTORS

The Directors of the Company are elected annually and hold office for the ensuing year until the next annual meeting of stockholders and until their successors have been elected and qualified. The directors are elected by plurality of votes cast by stockholders. The Company's by-laws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The number of directors currently fixed by the Board of Directors is six. This number may be changed by resolution of the Board of Directors.

No proxy may be voted for more people than the number of nominees listed below. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director (by writing that individual director's name where indicated on the proxy) or for all directors will be voted "FOR" the election of all the nominees named below (unless one or more nominees are unable or unwilling to serve). The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person.

The following table and the paragraphs following the table sets forth information regarding the current ages, terms of office and business experience of the current directors of the Company, all of whom are being nominated for re-election:


                                                                          Year
                                                                         First
             Name                       Position               Age      Elected
------------------------------   -------------------------     ---      -------

Guy J. Quigley  (1)              Chairman of the Board,
                                 President, CEO                 56        1989

Charles A. Phillips*  (1)        Executive Vice President,
                                 COO and Director               50        1989

George J. Longo                  Vice President, CFO and
                                 Director                       51        1997

Eric H. Kaytes                   Vice President, CIO and
                                 Director                       43        1989

Gurney P. Sloan, Jr., Esquire*   Director                       66        1997

Jacqueline F. Lewis*             Director                       52        1997
                                  * Member of the audit
                                    committee
                                  (1) Member of the compensation committee


GUY J. QUIGLEY has been Chairman of the Board, President, and Chief Executive Officer of the Company since September 1989. Prior to this date, Mr. Quigley, an accomplished author, established and operated various manufacturing, sales, marketing and real estate companies in the United States, Europe and the African Continent.

CHARLES A. PHILLIPS has been Vice President, Chief Operations Officer and a Director of the Company since September 1989. Before his employment with the Company, Mr. Phillips founded and operated KEB Enterprises, a gold and diamond mining operation that was based in Sierra Leone, West Africa. In addition, Mr. Phillips, also served as a technical consultant for Re-Tech, Inc., Horsham, Pennsylvania, where he was responsible for full marketing and production of a prototype electrical device.

GEORGE J. LONGO currently serves as Vice President, Chief Financial Officer and Director. Mr. Longo assumed his duties as Vice President and Chief Financial Officer for the Company in January 1997. Mr. Longo was also appointed as a Director of the Company in March 1997. Before joining the Company, Mr. Longo served as Chief Financial Officer of two privately held international manufacturing firms and Manager of Corporate Accounting with the predecessor pharmaceutical company to Rhone-Poulenc, Inc. (NYSE-RP), being responsible for SEC and IRS compliance, and was involved in acquisition and general accounting issues. Prior to that, Mr. Longo was with KPMG Peat Marwick.

ERIC H. KAYTES currently serves as Vice President and Chief Information Officer, Secretary, Treasurer and Director of the Company. From 1989 until January 1997, Mr. Kaytes also served as the Chief Financial Officer of the Company. Prior to 1989 and concurrent with his responsibilities for the Company, Mr. Kaytes had been an independent programmer and designer of computer software.

GURNEY P. SLOAN, JR., ESQUIRE, appointed to the Board of Directors in December 1997, is presently an attorney, executive, trustee, and investor. From 1966 until the end of 1997, Mr. Sloan's law practice, a professional corporation, had been engaged in, both independently and in association or partnership, with various prestigious Philadelphia law firms, for the practice of securities and corporate law, with particular interest in new ventures. Presently, and since 1984, Mr. Sloan serves as director for Rorer Asset Management, and investment advisor, with $3 billion under management. Prior to the practice of law, Mr. Sloan's experience included serving as Vice-President, Marketing with the predecessor pharmaceutical company to Rhone-Poulenc, Inc. (NYSE-RP).

JACQUELINE F. LEWIS, appointed to the Board of Directors in December 1997 is presently Vice President and Chief Operating Officer of D. A. Lewis, Inc., a direct mail advertising company that she co-founded in 1976. D. A. Lewis now employs 250 people. Ms. Lewis has also served on the Board of Directors of Suburban Community Bank since 1993.

Meetings and Committees of the Board of Directors
-------------------------------------------------

For the fiscal year ended December 31, 1997, there were fifteen meetings of the Board of Directors. In addition, members of the Board of Directors consulted regularly with each other and from time to time acted by unanimous written consent pursuant to the laws of the State of Nevada. The Board of Directors has established two standing committees described below. No meetings of the Audit Committee or Executive Operating Committee were held during the fiscal year ended December 31, 1997. The Compensation Committee, which was previously established, held two meetings during the fiscal year ended December 31, 1997. Prior to establishing the Audit Committee and Executive Operating Committee, the customary functions of such committees had been performed by the entire Board of Directors. The Board of Directors does not presently have a standing nominating committee, the customary functions of such committee being performed by the entire Board of Directors.

The members of the Audit Committee are Messrs. Phillips, Sloan and Ms. Lewis. The Audit Committee reviews, analyzes and makes recommendations to the Board of Directors with respect to the Company's accounting policies, controls and statements, consults with the Company's independent public accountants, reviews filings containing financial information of the Company to be made with the Securities and Exchange Commission and reviews for approval proposed transactions in the Company's securities by officers, directors and employees of the Company in light of applicable statutes, rules and regulations.

The members of the Executive Operating Committee are Messrs. Quigley, Phillips, Longo, and Kaytes. The Executive Operating Committee possesses and exercises all the power and authority of the Board of Directors in the management and direction of the business and affairs of the Company except as limited by law and except for the power to change the membership or to fill vacancies on the Board of Directors or the Executive Operating Committee.

The members of the Compensation Committee are Messrs. Quigley and Phillips. The Compensation Committee reviews and approves the salary and other compensation of officers and employees of the Company, including non-cash benefits, and designates the employees entitled to participate in the Company's benefits plans and other arrangements, as from time to time constituted. The Compensation Committee also administers the Company's Stock Option Plans, together with the Board of Directors, and determines the terms of grants of stock options and the persons to whom such options shall be granted in accordance with such plans.

Compensation of Directors
-------------------------

Outside directors receive compensation at the rate of $1,500 per meeting. Outside directors that serve on the audit committee receive an additional $500 per meeting. Officers of the Company receive no compensation for their service on the Board or on any Committee.

Required Vote
-------------

Directors are elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Votes withheld and broker non-votes are not counted toward a nominee's total.

Recommendation of the Board of Directors
----------------------------------------

The Board of Directors of the Company recommends a vote "FOR" the election of each of the nominees.


Proposal 2.   APPROVAL OF THE ADOPTION OF THE 1997 STOCK OPTION PLAN

On December 2, 1997, the Board of Directors has unanimously approved for submission to a vote of stockholders a proposal to approve the 1997 Stock Option Plan (the "1997 Plan") set forth in Appendix A to this proxy statement. The following discussion of the 1997 Stock Option Plan is qualified in its entirety by reference to Appendix A.

The purpose of the 1997 Plan is to provide additional incentive to the officers, directors, and employees of the Company who are primarily responsible for the management and growth of the Company, in order to strengthen their desire to remain in the employ or retention of the Company and to stimulate their efforts on behalf of the Company, and to retain and attract to the employ of the Company persons of competence. The 1997 Plan provides for the grant of both "incentive stock options" and "nonqualified stock options". Any employee shall be eligible to receive incentive stock options or nonqualified stock options. Directors of the Company who are not employees shall be eligible to receive nonqualified stock options.

Administration
--------------

The Plan shall be administered by the Compensation Committee (the "Committee"). Replacements to the Committee shall be appointed by the Board of Directors of the Company ("Board"). The members shall serve at the pleasure of the Board.

Notwithstanding the foregoing, with respect to any options granted to directors and "officers" (as such term is defined in Rule 16a-1 of the Securities and Exchange Commission ("Rule 16a-1"), if and as "Rule 16b-3 is then in effect) of the Company, the Plan shall be administered by the entire Board, unless the Committee at the time of grant, award or other acquisition under the Plan of Options to any such person consists of two or more directors of the Company that are "Non-Employee Directors" (as such term is defined in Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3"), if and as Rule 16b-3 is then in effect). In addition, any options granted to the Company"s Chief Executive Officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162 (m) of the Code may only be granted by a Committee consisting of two or more directors of the Company that are "Outside Directors" (as such term is defined in Section 162 (m) of the Code).

Common Stock Subject to the 1997 Plan
-------------------------------------

The 1997 Plan currently authorizes the issuance of a maximum of 1,500,000 shares of Common Stock. The maximum number of shares that may be subject to options granted under the 1997 Plan to any individual in any calendar year may not exceed 500,000, and the method of counting such shares shall conform to any requirements applicable to "performance-based" compensation under Section 162
(m) of the Code. If any option under the 1997 Plan shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the 1997 Plan.

Options to purchase an aggregate of 500,000 shares of Common Stock were granted by the Board in December 1997 and January 1998 under the 1997 Plan. Of such options, (i) Guy J. Quigley was granted an option to purchase an aggregate of 100,000 shares, (ii) Charles A. Phillips was granted an option to purchase an aggregate of 100,000 shares, (iii) George J. Longo was granted an option to purchase an aggregate of 125,000 shares, and (iv) Eric H. Kaytes was granted an option to purchase an aggregate of 100,000 shares. All of such options are subject to and conditioned upon stockholder approval of the 1997 Plan. The 1997 Plan will become effective upon such approval.

Exercise Price and Terms
------------------------

The option price per share applicable to options granted under the 1997 Plan shall be determined by the Committee, but (i) as to an incentive stock option shall not be less than 100% of the fair market value per share of Common Stock on the date such option is granted and (ii) as to a non-qualified stock option, shall not be less than 80% of the fair market value on the date such option is granted. If an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers is intended to qualify as "performance-based" compensation under Section 162 (m) of the Code, the exercise price of such option shall not be less than 100% of the fair market value on the date such option is granted. The Committee shall fix the term of each option, provided that the maximum length of the term of each option granted under the 1997 Plan shall be ten years.

Federal Income Tax Consequences
-------------------------------

Incentive Stock Options. Incentive stock options granted under the 1997 Plan are intended to be "incentive stock options" within the meaning of Section 422 of the Code. Under present law, the grantee of an incentive stock option will not realize taxable income upon the grant or the exercise of the incentive stock option and the Company will not receive an income tax deduction at either such time. However, if the incentive stock option is exercised more than three
(3) months after the optionee has left the employ of the Company, the optionee will recognize taxable income equal to the difference between the fair market value of the Common Stock at the time of exercise and the sum of the optionee's basis in the option (if any) plus any consideration paid by the optionee upon such exercise. Generally, if the optionee was an employee of the Company at any time during the period beginning on the date the option is granted and ending on the date three (3) months before the date such option is exercised and the optionee does not sell the Common Stock acquired upon exercise of an incentive stock option within either (i) two years after the grant of the incentive stock option or (ii) one year after the date of exercise of the incentive stock option, the gain upon a subsequent sale of the Common Stock will be taxed as long-term capital gain. If the optionee, within either of the above periods, disposes of the Common Stock acquired upon exercise of the incentive stock option ( a "disqualifying disposition"), the optionee must recognize as compensation income, the gain upon such disposition. Generally, the gain would be equal to the difference between the option's exercise price and the Common Stock's fair market value at the time of exercise. This compensation income will be added to the option's basis for purposes of determining the capital gain, as discussed below, on the disposition of the acquired Common Stock. If the price that the optionee received on the disqualifying dispositions of the Common Stock would result in a loss to the optionee if the foregoing tax rule regarding disqualifying dispositions were applied, then the amount of compensation income that the optionee would recognize would be the excess, if any, of the amount realized on the sale over the basis of the acquired Common Stock. In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as compensation income by the optionee. The gain in excess of such amount recognized by the optionee as compensation income would be taxed as long-term capital gain or short-term capital gain (subject to the holding period requirements for long-term or short-term capital gain treatment).

The exercise of an incentive stock option will generally result in the excess of the Common Stock's fair market value on the date of exercise over the exercise price being included in the optionee's alternative minimum taxable income ("AMTI"). If, however, a disqualifying disposition occurs in the year in which the option is exercised, the maximum amount that will be included in AMTI is the gain on the disposition of the Common Stock. Should there be a disqualifying disposition in a year other that the year of exercise, the income resulting from the disqualifying disposition will not be considered income for alternative minimum tax purposes. In addition, the basis of the Common Stock for determining gain or loss for alternative minimum tax purposes will be the exercise price for the Common Stock increased by the amount that AMTI was increased due to the earlier exercise of the Common Stock. Liability for the alternative minimum tax is a complex determination and depends upon an individual's overall tax situation. Before exercising an incentive stock option, an optionee should discuss the possible application of the alternative minimum tax with his tax advisor.

Non-Qualified Stock Options. Upon exercise of a non-qualified stock option granted under the Plan, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received over the exercise price of such Common Stock. That amount will increase the optionee's basis in the Common Stock acquired pursuant to the exercise of the option. Upon a subsequent sale of the Common Stock, the optionee will recognize short term or long term gain or loss depending upon his holding period for the Common Stock and upon the subsequent appreciation or depreciation in the market value of the Common Stock. The Company will be allowed an income tax deduction for the amount recognized as compensation income by the optionee upon the optionee's exercise of the option.

                                    NEW PLAN BENEFITS (1)
                                  1997 STOCK OPTION PLAN (2)

             Name and Position               Dollar Value        Number of Units
 -------------------------------------       ------------        ---------------

Guy J. Quigley
   Chairman of the Board,
   President, Chief Executive Officer            N/D                  100,000

Executive Group                                  N/D                  425,000

Non-Executive Director Group                     N/D                      -

Non-Executive Employee Group                     N/D                   75,000




     (1)  N/D means that the amount is not determinable.

     (2) As benefits are not determinable pursuant to Instruction 3 of Item 10 of Regulation Section 240.14a-101 of the Exchange Act, benefits stated are the number of shares covered by options granted to each of the groups of employees under the 1997 Plan. Such grants are subject to stockholder approval of the 1997 Plan. The future value, if any, is not determinable.


Required Vote
-------------

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by Proxy, is required to approve the 1997 Plan. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.

Recommendation of the Board of Directors
----------------------------------------

The Board of Directors of the Company recommends a vote "FOR" the approval of the 1997 Plan.


Proposal 3.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Coopers & Lybrand L.L.P. as the Company's independent public auditor for the fiscal year ending December 31, 1998. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of Coopers & Lybrand L.L.P. be submitted to stockholders for ratification due to the significance of their appointment to the Company. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

Required Vote
-------------

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by Proxy is required for ratification of the appointment of Coopers & Lybrand L.L.P. as independent auditors of the Company. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.

Recommendation of the Board of Directors
----------------------------------------

The Board of Directors of the Company recommends a vote "FOR" the ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent public auditors for the fiscal year ending December 31, 1998.

                             STOCKHOLDER PROPOSALS
                             ---------------------

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Company must be received at the Company's principal executive offices not later than December 9, 1998. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail - Return Receipt Requested.


                           EXPENSES AND SOLICITATION
                           -------------------------

The cost of solicitation of proxies will be borne by the Company, and in addition soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.


                                 OTHER BUSINESS
                                 --------------

The Board of Directors knows of no business that will be presented for consideration at the Meeting other than those items stated above. If any other business should come before the Meeting, votes may be cast, pursuant to proxies, in respect to any such business in the best judgment of the person or persons acting under the proxies.




Dated: April 8, 1998                              THE QUIGLEY CORPORATION

                                                  By: /s/ ERIC H. KAYTES
                                                      ------------------
                                                      ERIC H. KAYTES, Secretary

                                                                    Appendix A


                             1997 STOCK OPTION PLAN
                                       OF
                            THE QUIGLEY CORPORATION



1.   Purpose of the Plan.
     --------------------

     This 1997 Stock Option Plan (the "Plan") is intended as an incentive, to retain in the employ or as directors, of The Quigley Corporation (the "Company") and any Subsidiary of the Company (within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")), persons of training, experience and ability, to attract new employees, and directors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

     It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code ("Incentive Options") while certain other options granted pursuant to the Plan shall be nonqualified stock options ("Nonqualified Options"). Incentive Options and the Nonqualified Options are hereinafter referred to collectively as "Options."

     The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

2.   Administration of the Plan.
     ---------------------------

     The Plan shall be administered by a committee initially consisting of Mr. Guy J. Quigley, and Mr. Charles A. Phillips (the "Committee"). Replacements on the Committee shall be appointed by the Board of Directors of the Company (the "Board"). The members of the Committee shall serve at the pleasure of the Board. Notwithstanding the foregoing, with respect to any Options granted to directors and "officers" (as such term is defined in Rule 16a-1 of the Securities and Exchange Commission ("Rule 16a-1"), if and as Rule 16b-3 is then in effect) of the Company, the Plan shall be administered by the entire Board, unless the Committee at the time of grant, award or other acquisition under the Plan of Options to any such person consists of two or more directors of the Company that are "Non-Employee Directors" (as such term is defined in Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3"), if and as Rule 16b-3 is then in effect).

     The Committee, subject to Section 3 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. Subject to Section 7 hereof, the Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

     Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options granted under the Plan shall make such rules as it deems necessary for the proper administration of the Plan, make all other determinations necessary or advisable for the administration of the Plan and correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any Options into effect. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties.

     In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock as hereinafter defined does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

     Notwithstanding anything herein to the contrary, any options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensation officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by a Committee consisting of two or more directors of the Company that are "Outside Directors" (as such term is defined in Section 162(m) of the Code).

3.   Designation of Optionees.
     -------------------------

     The persons eligible for participation in the Plan as recipients of Options ("Optionees") shall include full-time and part-time employees, officers and directors of the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting Optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider the office or position held by the Optionee, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, promotions, potential and any other facts to which the Committee may consider relevant. Subject to the next sentence, an employee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

4.   Stock Reserved for the Plan.
     ----------------------------

     Subject to adjustment as provided in Section 7 hereof, a total of one million five hundred thousand (1,500,000) shares of common stock, $.0005 par value ("Stock"), of the Company shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company or any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of any Option be reduced for any reason, the shares of Stock theretofore subject to such Option may again be subject to an Option under the Plan.

     Notwithstanding the foregoing, with respect to any options that are intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum number of shares of stock that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 500,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code.

5.   Terms and Conditions of Options.
     --------------------------------

     Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a) Option Price. The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted in the case of an Incentive Option and not less than 80% of the fair market value of such share of Stock on the date the Option is granted in the case of a non-Incentive Option; provided, however, that with respect to an Incentive Option, in the case of an Optionee who, at the time such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, then the purchase price per share of stock shall be at least 110% of the Fair Market Value per share of Stock at the time of grant, provided, however, that if an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensation officers is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 80% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each incentive stock option shall be subject to adjustment as provided in Section 7 below. The fair market value ("Fair Market Value") means the closing price of publicly traded shares of Stock on the national securities exchange on which shares of Stock are listed (if the shares of Stock are so listed) or on the Nasdaq National Market (if the shares of stock are regularly quoted on the Nasdaq National Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this
     Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of the securities exchange or automated quotation system on which the shares of Stock are listed.

          (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted; provided, however, that in the case of an Optionee who, at the time such Option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, then such Incentive Stock Option shall not be exercisable with respect to any of the shares subject to such Incentive Stock Option later than the date which is five years after the date of grant.

          (c) Exercisability. Subject to paragraph (j) of this Section 5, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant.

          (d) Method of Exercise. Options may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee, including a cashless exercise. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised); provided, however, that if such Stock was issued pursuant to the exercise of an Incentive Option under the Plan, the holding requirements for such Stock under the Code shall first have been satisfied. An Optionee shall have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option after (i) the Optionee has given written notice of exercise and has paid in full for such shares and (ii) becomes a shareholder of record.

          (e) Transferability of Options. No Option granted hereunder shall be transferable otherwise than by (i) will, (ii) the laws of descent and distribution or (iii) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title 1 of the Employee Retirement Income Security Act of 1986, as amended, or the rules and regulations promulgated thereunder; provided, however, that to the extent the option agreement provisions do not disqualify such option for exemption under Rule 16b-3 under the Act of 1934, as amended, Nonqualified Options may be transferable during an Optionee's lifetime to immediate family members of an optionee, partnerships in which the only partners are members of the Optionee's immediate family, and trusts established solely for the benefit of such immediate family members.

          (f) Termination by Death. Unless otherwise determined by the Committee at grant, if any Optionee's employment with the Company or any Subsidiary terminates by reason of death, the Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee or the Optionee under the will of the Optionee, for a period of one year from the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

          (g) Termination by Reason of Disability. Unless otherwise determined by the Committee at grant, if any Optionee's employment with the Company or any Subsidiary terminates by reason of total and permanent disability as determined under the Company's long term disability policy
     ("Disability"), any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such one-year period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or for the stated term of such Option, whichever period is shorter.

          (h) Other Termination. Unless otherwise determined by the Committee at grant, if any Optionee's employment with the Company or any Subsidiary terminates for any reason other than death, or disability, any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such termination of employment (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is shorter. Notwithstanding the foregoing, if any Optionee's employment with the Company or any Subsidiary terminates for Cause, such Option may not be exercised following the expiration of three months after the date of such termination of employment. "Cause" shall mean a felony conviction or the failure of an Optionee to contest prosecution for a felony or an Optionee's willful misconduct or dishonesty, any of which is harmful to the business or reputation of the Company or any Subsidiary. The transfer of an Optionee from the employ of the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of the Plan.

          Notwithstanding anything herein to the contrary, Incentive Options may not be exercised after three months from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such three-month period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or for the stated term of such Option, whichever period is shorter.

          (i) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Option is granted, of the Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

          (j) Disposition of Incentive Option Shares. The stock option agreement evidencing any Incentive Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of
     Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him pursuant to his exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive option, he shall, within ten days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

6.   Term of Plan.
     -------------

     No Option shall be granted pursuant to the Plan on or after December 2, 2007, but Options granted may extend beyond that date.

7.   Capital Change of the Company.
     ------------------------------

     In the event of any merger, reorganization or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than 80% of the then-outstanding shares of Stock of the Company to another corporation, all Options granted under the Plan shall immediately vest. In the event of a stock dividend or recapitalization, or other change in corporate structure affecting the Stock not covered in the first sentence of this Section 7 (or in the event of a merger, reorganization or consolidation where the Optionee has not held the Option for at least six months), the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionees's proportionate interest shall be maintained as immediately before the occurrence of such event.

8.   Proportionate  Adjustments.
     ---------------------------

     If the outstanding shares of Stock are increased, decreased, changed into or exchanged into a different number or kind of shares of Stock or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made to the maximum number and kind of shares of Stock as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares of Stock allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the purchase price applicable to the unexercised portion of the Option with a corresponding adjustment in the exercise price of the shares of Stock covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of shares of Stock on conversion of notes, preferred stock or exercise of warrants or shares of Stock issued by the Board for such consideration as the Board deems appropriate.

9.   Purchase for Investment.
     ------------------------

     Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

10.  Taxes.
     ------

     The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes or any other tax matters.


11.  Effective Date of Plan.
     -----------------------

     The Plan shall be effective on December 2, 1997 (the date that it was approved by the Board), provided, however, that the Plan shall subsequently be approved by majority vote of the Company's shareholders not later than December 1, 1998.

12.  Amendment and Termination.
     --------------------------

     The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made which would impair the right of any Optionee under any Option theretofore granted without his consent, and except that no amendment shall be made which, without the approval of the shareholders, would:

     (a) materially increase the number of shares which may be issued under the Plan, except as is provided in Sections 7 and 8;

     (b) materially increase the benefits accruing to the Optionees under the Plan;

     (c)  materially   modify   the   requirements   as  to   eligibility   for
          participation in the Plan;

     (d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value on the date of grant thereof or the exercise price of a Nonqualified option to less than 80% of the Fair Market Value on the date of grant thereof; or

     (e)  extend the Option term provided for in Section 5(b).

     The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without his consent. The Committee may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

13.  Government Regulations.
     -----------------------

     The Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.  General Provisions.
     ------------------

     (a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     (b) Employment Matters. The adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary, any right to continued employment (or, in case the Optionee is also a director, continued retention as a director) with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

     (c) Limitation of Liability. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     (d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of any Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, however, the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an a appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent to the Company.